                      LEASE AGREEMENT - MULTI-TENANT - NET

      THIS LEASE AGREEMENT - MULTI-TENANT - NET (the "LEASE") is made and entered into as of July __, 2004 (the "EFFECTIVE DATE") by and between SAN MARCOS BUILDING, LLC, a California limited liability company (the "LANDLORD") and DISCOVERY BANK, a California corporation ("TENANT"), and is made with reference to the following facts:

      A. Landlord is the owner of that certain real property located at and commonly known by the street address of 338 Via Vera Cruz, San Marcos, California 92069 (the "PROPERTY") together with the improvements thereon including the building which consists of approximately 28,436 rentable square feet in the building located on the Property (the "BUILDING").

      B. Tenant operates a commercial bank organized under the laws of the State of California and wishes to lease that certain portion of the Building commonly known as 338 Via Vera Cruz, Suite, ___, San Marcos, California which consists of approximately 12,951 rentable square feet of ground floor space (the "PREMISES") from Landlord and Landlord wishes to lease the Premises to Tenant pursuant to the terms and condition set forth below.

      NOW, THEREFORE, in consideration of the premises, agreements and the mutual covenants herein contained, the parties hereto agree as follows:

      1. LEASE OF THE PREMISES. Subject to the terms and conditions of this Lease, Landlord hereby leases to Tenant and Tenant leases from Landlord the Premises with the right to use and occupy the Premises as herein after provided, together with the right to use on a non-exclusive basis the Common Areas (as defined herein) of the Building and of the Property. This Lease is expressly conditioned upon Tenant receiving all approvals from all regulatory and governmental agencies with authority over the Tenant's banking business for Tenant to enter into this Lease and to operate the Premises as a branch or main office of Tenant. Tenant hereby covenants to file all necessary applications with all appropriate regulatory authorities to obtain the foregoing approvals on or before _____________, 2004, and to fully cooperate with said agencies and provide all additional information so required in a timely fashion to obtain said approvals.

      2.    USE

            2.1 PERMITTED USE. The Premises shall be used only for a financial institution office and other related uses and for no other purpose (the "PERMITTED USE"). Landlord hereby agrees to consent to other lawful uses of the Premises by Tenant, and Tenant's assignees or Sublessees so long as such use will not violate Section 2.2 hereof.

            2.2 RESTRICTIONS ON USES. Tenant shall not use or occupy the Premises, or

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

operate or permit the use or occupancy of the Premises, or permit the operation of any equipment or machinery on the Premises that could in any manner or for any purpose that might: (i) cause any structural damage to the Building, (ii) cause damage to any part of the Building, except to the extent reasonably necessary for the installation of trade fixtures, equipment, machinery, or the construction of alterations as permitted under this Lease or as approved in writing in advance by Landlord, (iii) impair or interfere with any of the systems of the Building, including without limitation, the Building's electrical, mechanical, vertical transportation, sprinkler, fire and life safety, structural, plumbing, security, heating, ventilation and air conditioning systems (collectively, the "BUILDING SYSTEMS"), (iv) overload or otherwise place an undue strain on the Building's electrical and mechanical systems, (v) damage, overload, or corrode the Building's sanitary sewer system, or (viii) result in the violation of any applicable law, statute, ordinance or other governmental rule, regulation or requirement now or hereafter in effect with regard to the Premises (the "APPLICABLE LAWS") including, without limitation, those with respect to hazardous or toxic materials, or the provisions of any applicable governmental permit or document related to the Premises. Tenant shall contain and dispose of all dust, fumes, or waste products generated by Tenant's use of the Premises so as to avoid unreasonable fire or health hazards, damage to the Premises, and any violation of all Applicable Laws. Tenant shall not commit any waste in or around the Premises and shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances.

            2.3 NO UNLAWFUL OCCUPANCY. Tenant shall not use or occupy, nor permit or suffer, the Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor for any disreputable or extra hazardous business use or purpose, nor in such a manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of any Applicable Laws, ordinances, requirements, orders, directions, rules or regulations. Tenant shall immediately upon the discovery of any such unlawful, illegal, disreputable or extra hazardous use take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any occupants or other persons guilty of such unlawful, illegal, disreputable or extra hazardous use.

      3.    TERM.

            3.1 INITIAL TERM. (a) The term of this Lease (the "INITIAL TERM") shall commence on the Commencement Date and shall terminate at 5:00 p.m. Pacific Time on the day immediately prior to the fifth (5th) year anniversary of the Commencement Date subject to earlier termination or extension as provided herein (the "TERMINATION DATE"). For purposes of this Lease, "COMMENCEMENT DATE" shall mean July __, 2004.

                  (b) Notwithstanding anything in this Lease to the contrary, this Lease shall terminate on ___________, 2004, if Tenant has not obtained all regulatory and/or governmental agency approvals required by Section 1 of this Lease.

                  (c) Notwithstanding any other provisions contained in this Lease, in the event (a) Tenant or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or

(b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Landlord for Rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount greater than all accrued and unpaid Rent to the date of termination.

            3.2 OPTION TO EXTEND INITIAL TERM. As long as Tenant is not in default of any monetary provision of this Lease at the time of its notice of its intent to exercise its option hereunder and at the commencement of the extended term, Tenant shall have options to extend the term of the Lease for three (3) times with the length of each extension being an additional five (5) years (the "OPTION(S)") commencing when the prior term expires (the "EXTENDED TERM"); provided Tenant gives Landlord written notice of its intent to exercise its Option to extend the Term of the Lease, not later than ninety (90) days prior to the date on which the next Extended Term would commence if exercised. Each Option to extend the Term may only be exercised consecutively. All of the terms and conditions of this Lease shall remain in full force and effect during each Extended Term; provided however, that the Basic Rent due during each month of each Lease Year of the Extended Term shall be equal to the product of multiplying the Basic Rent in effect in the last month of the immediately preceding Lease Year by 3.0%.

            3.3 DEFINITION OF "TERM" AND "LEASE YEAR". For purposes of this Lease, "TERM" shall mean the Initial Term together with each and every Extended Term properly exercised pursuant to the Options granted hereunder. For purposes of this Lease, "LEASE YEAR" shall mean each twelve consecutive month period commencing with the Commencement Date and continuing until the end of the Term.

      4.    ACCEPTANCE OF PREMISES.

            4.1 "AS-IS" CONDITION. Tenant shall be deemed conclusively to have accepted the Premises as of the Commencement Date in its "AS-IS" condition and in its condition and state of repair on the Commencement Date, subject to the warranties set forth in this Lease.

            4.2 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND APPLICABLE LAWS. Landlord warrants to Tenant that the Premises comply as of the Commencement Date with all applicable covenants, conditions or restrictions of record and with all Applicable Laws, including without limitation, the Environmental Permits (as defined in Section 27.3 hereof). Promptly after becoming aware of any breach by Landlord of the foregoing warranties upon written notice from Tenant, Landlord shall take all necessary action to remedy such breach at its sole expense.

            4.3 REPRESENTATIONS CONCERNING PREMISES. Landlord hereby warrants that (a) it has the full and valid right to enter into this Lease, (b) the Premises are suitable for the business of Tenant as such business is permitted to operate in accordance with the Section 2.1

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

hereof, (c) such use is permitted by Applicable Laws, including without limitation, the Environmental Laws and Environmental Permits (as such terms are defined in Section 27.3 hereof), (d) there are no Hazardous Materials (as defined in Section 27.3 hereof) on the Premises as of the Commencement Date, (e) all improvements on or in the Premises have been made in a good and workmanlike manner in accordance with the terms of this Lease and in compliance with Applicable Laws existing and in force at the time of construction of such improvements, (f) there is no condemnation action pending or threatened by any governmental or quasi-governmental agency of the nature and kind covered by
Section 12 hereof regarding the Premises or any part thereof as of the Commencement Date, (g) the Premises is clean and free of debris on the Commencement Date, and (h) the existing roof, foundation, exterior and interior walls and doors, including loading and emergency doors, if any, downspouts and gutters, electrical distribution, electrical system components, plumbing systems, ventilation, including without limitation, heating, ventilation and air conditioning systems and equipment and all mechanical equipment and components, security and other alarm systems, utility lines located inside or outside of the building or below the foundation or slab, exterior painting, exterior plumbing for the building, exterior lighting, landscaping, driveway and parking area road services are in good order and repair and operating to full capacity and are suitable for Tenant's use of the Premises as specified in Section 2.1 hereof, as of the Commencement Date.

            4.4 LANDLORD'S REPAIR FOR BREACH OF WARRANTY. Promptly after becoming aware of any breach by Landlord of the foregoing warranties upon written notice from Tenant, Landlord shall take all necessary action to remedy such breach at its sole cost and expense. Notwithstanding anything to the contrary contained in this Lease, any Landlord shall repair or replace any structural and/or latent defects in or to the Building and/or the Premises and any such costs shall not be passed through to, or be borne directly or indirectly by, Tenant.

      5.    RENT.

            5.1 BASIC RENT. The basic rent payable to Landlord each month (the "BASIC RENT") during the Term hereof shall commence on the Commencement Date and end on the Termination Date and shall be as follows:

PERIOD                             BASIC RENT
------                             ----------
First Lease Year                   $27,197.10
Second Lease Year                  $28,013.01
Third Lease Year                   $28,853.40
Fourth Lease Year                  $29,719.01
Fifth Lease Year                   $30,610.58

            5.2 ADDITIONAL RENT. In addition to its obligation to pay Basic Rent as specified in Section 5.1 hereof, Tenant shall be obligated to pay all taxes, charges, cost and expenses of every kind or nature whatsoever, that Tenant assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts when and as due as herein provided, all other damages, costs and expenses that

Landlord may suffer or incur, and any and all other amounts that may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them shall be deemed to be additional rent ("ADDITIONAL RENT") and, in the event of nonpayment, Landlord shall have the rights and remedies herein provided in the case of nonpayment of Rent (as such term is defined in Section 5.3 below).

            5.3 PAYMENT OF RENT. Tenant shall pay to Landlord, in lawful money of the United States of America and in a timely manner, Basic Rent and all amounts of Additional Rent properly payable by Tenant to Landlord under this Lease (collectively, the "RENT"). All payments of Rent shall be made to Landlord at Landlord's address provided for in this Lease or as otherwise specified by Landlord in writing to Tenant or as otherwise required. The Basic Rent, adjusted as herein provided, shall be payable monthly in advance on the first day of each calendar month. The first monthly installment of Basic Rent due hereunder for the First Lease Year shall be payable contemporaneously with the execution of this Lease by Tenant; thereafter, the Basic Rent shall be payable on the first day of each calendar month beginning on the first day of the second calendar month of the Term. If the Commencement Date is on a day other than the first day of a calendar month, or the Termination Date ends on a day other than the last day of a calendar month, Rent for such beginning or ending month shall be prorated based upon the number of days in such month occurring during, or before or after, the Term.

            5.4 DELINQUENT PAYMENT; HANDLING CHARGES. All payments of Rent and all other charges required of Tenant hereunder not paid within five(5) days following the date on which it was due, shall bear interest from the sixth (6th) day after it was due until paid at the rate of ten (10.0%) per annum ("INTEREST RATE"). In addition, Landlord may charge Tenant a fee equal to one percent (1.0%) of the amount of each delinquent payment in order to reimburse Landlord for the cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this
Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of Rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671, and the payment of such late charge shall excuse and cure any such monetary default by Tenant under this Lease. The parties further agree that the payment of late charges and the payment of interest provided for in this Section are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments, but excluding attorneys' fees and costs incurred with respect to such delinquent payments.

            5.5 SECURITY DEPOSIT. Tenant shall pay to Landlord a security deposit in the amount of Twenty-Seven Thousand Two Hundred Dollars ($27,200.00) (the "SECURITY DEPOSIT")

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

as security for the full and faithful performance by Tenant of all of its obligations under this Lease contemporaneously with the execution of this Lease by Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other amount in default, or for the payment of any other amount that Landlord reasonably expends or incurs or becomes obligated to spend or incur by reason of Tenant's default or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default, including without limitation, reasonable costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Premises and in this Lease, and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Security Deposit to the transferee or mortgagee. Upon such transfer or assignment of the Security Deposit, Landlord shall be deemed released by Tenant from all liability or obligation for the return of the Security Deposit to the extent such transferee or mortgage assumes such obligations, and Tenant shall look solely to such transferee or mortgagee for the return of the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days following the later of expiration of the Term and surrender of possession of the Premises to Landlord.

      6.    ADDITIONAL RENT, TAXES AND UTILITIES.

            6.1 COMMON AREA OPERATING EXPENSES. "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Landlord relating to the ownership and operation of the Property, including, but not limited to, the following:

            (a) The operation, repair and maintenance, in neat, clean, good order and condition of the following.

                  (i) The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs and roof drainage systems.

                  (ii)  Exterior signs and any tenant directories.

                  (iii) Any fire detection and/or sprinkler systems.

            (b) The cost of water, gas, electricity and telephone to service the Common

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

Areas and any utilities that are not separately metered.

            (c) Trash disposal, pest control services, property management, security services, and the costs of any environmental inspections.

            (d)   Reserves set aside for maintenance and repair of Common Areas.

            (e)   Property Taxes (as defined in Paragraph 6.6 below).

            (f) The cost of the premiums for the insurance maintained by Landlord under this Lease.

            (g) Any deductible portion of an insured loss concerning the Building or the Common Areas.

            (h) The cost of any construction of, an alteration to, or physical modification to the Building or Property or the remediation of any Hazardous Materials ("CAPITAL EXPENDITURE") not otherwise payable by Tenant hereunder; provided however, that Landlord shall allocate the cost of any such Capital Expenditure over a 12 year period and Tenant shall not be required to pay more than Tenant's Share of 1/144th of the cost of such Capital Expenditure in any given month.

            (i) Any other services to be provided by Landlord that are stated elsewhere in this Lease to be a Common Area Operating Expense.

            6.2 EXPENSES ATTRIBUTABLE TO TENANT. Any Common Area Operating Expenses and Property Taxes that are specifically attributable to the Premises or to the operation, repair and maintenance thereof, shall be allocated entirely to the Premises.

            6.3 NO OBLIGATION ON LANDLORD. The including of the improvements, facilities and services set forth in Subparagraph 6.1 shall not be deemed to impose and obligation upon Landlord to either have said improvements or facilities or to provide those services unless the Property already has the same Landlord already provides the services, or Landlord has agreed elsewhere in this Lease to provide the same or some of them.

            6.4 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Property and interior utility raceways and installations within the Building that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Property and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas. Landlord shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitation,

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

changes in the location, size, share and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To add additional buildings and improvements to the Common Areas

            6.5 TENANT'S SHARE. Tenant's Share of Common Area Operating Expenses shall be 45.54% ("Tenant's Share") and shall be payable by Tenant within 15 days after a reasonably detailed statement of actual expenses is presented to Tenant. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate, during each 12 month period of the Lease Term, on the same day as the Basic Rent is due hereunder. Landlord shall deliver to Tenant within 60 days after the expiration of each calendar year a reasonably detained statement showing Tenant's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Tenant's payments under this Paragraph 6.5 during the preceding year exceed Tenant's Share as indicated on such statement, Landlord shall credit the amount of such overpayment against Tenant's Share of Common Area Operating Expenses next becoming due. If Tenant's payments under this Paragraph 6.5 during the preceding year were less than Tenant's Share as indicated on such statement, Tenant shall pay to Landlord the amount of the deficiency within 15 days after delivery by Landlord to Tenant of the statement.

            6.6 PROPERTY TAXES. For purposes of this Lease, the term "PROPERTY TAXES" shall mean any and all taxes, assessments, levies, and other charges of any kind, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments, and any increases resulting from reassessments made in connection with a change in ownership, new construction, or any other cause), now or later imposed by any governmental or quasi-governmental authority or special district having the power to tax or levy assessments, which are levied or assessed against or with respect to the value, occupancy, or use of all or any portion of the Premises (as now constructed or as may at any later time be constructed, altered, or otherwise changed) or Landlord's interest in the Premises, the fixtures, equipment, and other property of Landlord, real or personal, that are an integral part of and located on the Premises, the gross receipts, income, or rentals from the Premises, or the use of parking areas, public utilities, or energy within the Premises, or Landlord's business of leasing the Premises. If at any time during the Term, the method of taxation or assessment of the Premises prevailing as of the Commencement Date is altered so that in lieu of or in addition to any Property Tax described above there shall be levied, assessed, or imposed (whether because of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use, or occupancy of the Premises or Landlord's interest in the Premises, or (ii) on or measured by the gross receipts, income or rentals from the Premises, computed in any manner with respect to the operation of the Premises, then any tax or charge, however designated, shall be included within the meaning of the term "Property Taxes" for purposes of this Lease. If the payment of any or all Property Taxes applicable during the Term is due after the Termination Date, Tenant shall pay to Landlord at least thirty (30) days prior to the Termination Date an amount of money equal to the pro rata portion of such Property Taxes applicable to the number of days that Tenant will have leased the Premises during the Term pursuant to this Lease.

            6.7 LANDLORD'S TAXES. The term "Property Taxes" shall not include estate, inheritance, transfer, gift, or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources and nothing contained in this Section shall require or be construed to require Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income or profit tax or levy that is or may be imposed upon Landlord, its successors or assigns; provided, however, that if by reason of a change in the method of taxation, any such tax is imposed in lieu of any existing or increased real estate tax, Tenant shall pay the same as hereinabove set forth, and further provided, that in any case where a tax may be levied, assessed or imposed upon the Rents paid hereunder for the use and occupancy of the Premises Tenant shall pay all such amounts.

            6.8 UTILITIES. During the Term, Tenant shall pay for all utilities supplied to the Premises, including but not limited to electricity, telephone, gas and water, together with any taxes thereon. To the extent the costs of such utilities are separately metered or accounted for Tenant shall directly pay for all such utilities. To the extent the costs of such utilities are not separately metered or accounted for, Tenant shall pay Tenant's Share of same as provided in Subparagraph 6.1(b) of this Lease.

      7.    MAINTENANCE AND REPAIRS.

            7.1 SOLE OBLIGATION OF TENANT. Except as otherwise provided in this Lease, Tenant shall, at all times during the Term, and at its sole cost and expense, perform or cause to be performed all maintenance, repair and other services relating to the Premises as and when the same are reasonably necessary, including, but not limited to, lighting, electrical distribution and other electrical system components, power panels, plumbing systems, ventilation, including, without limitation, heating, ventilation and air conditioning systems and equipment, and all mechanical equipment in and on the Premises, fire sprinkler systems, security and other alarm systems, utility lines located in or on the Premises.

            7.2 SOLE OBLIGATION OF LANDLORD. During the Term, Landlord shall keep the following portions of the Premises in good condition and repair: the foundation, exterior walls and doors, structural condition of interior bearing walls, the exterior roof, downspouts and gutters, exterior painting for the Building, landscape maintenance, driveway and parking area maintenance for the streets and roadways providing access to the Property and the Building, exterior lighting maintenance, waste removal, maintenance of paved areas, cleaning supplies, miscellaneous building supplies, exterior window washing, insect and pest extermination, security guards or security system for the Premises, signs for the Premises, the Property below the foundation or slab, and exterior plumbing for the Building, provided, however, that if whole or partial damage or destruction to any of the foregoing items specified in this Section 7.2 was or is caused by Tenant, its employees, invitees or agents whether intentionally or negligently, the repair or replacement of such item(s) shall be undertaken by Tenant at its sole cost and expense and Tenant shall diligently pursue such work to completion. All the foregoing costs, to the extent not directly payable by Tenant, shall be included in Common Area Operating Expenses.

            7.3 PERFORMANCE OF WORK. All maintenance and repairs to the Premises undertaken by Tenant shall be performed only by contractors and subcontractors approved in advance in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Applicable Laws and in a good and workmanlike manner so as not to damage the Premises, the Building, the Property or the components thereof.

            7.4 MECHANIC'S AND MATERIALMEN'S LIENS. Tenant shall not permit any mechanic's or materialmen's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within thirty (30) days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails timely to take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, without any duty to investigate the validity thereof, and all costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed to be Additional Rent under this Lease and shall immediately be due and payable by Tenant.

      8.    COMPLIANCE WITH LAWS.

            8.1 TENANT'S LAW COMPLIANCE. During the Term, Tenant shall, at its sole cost and expense, promptly observe and comply with all current and future laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and local governments and of all other governmental authorities having or claiming jurisdiction over the Premises or appurtenances or any part thereof, and of all their respective departments, bureaus and officials, and of the insurance underwriting board of insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies writing policies covering the Premises or any part thereof, including obtaining all permits, licenses and authorizations, whether such laws, ordinances, requirements, orders, directions, rules or regulations, relate to structural alterations, changes, additions, improvements, replacements or repairs, either inside or outside, extraordinary or ordinary, foreseen or unforeseen, or otherwise, to or in and about the Premises, or any building thereon, or to any vaults, passageways, franchises or privileges appurtenant thereto or connected with the enjoyment thereof or to alterations, changes, additions, improvements, replacements or repairs incident to or as a result of any use or occupation thereof, or otherwise, including, without limitation, the removal of any encroachment on the street(s) adjoining the Premises or on adjoining premises by any building on the Premises and whether the same are in force at the commencement of the Term or may in the nature he passed, enacted or directed, or whether or not such violation or the condition constituting the same are in existence on the commencement of the Term hereof.

            8.2 LANDLORD'S LAW COMPLIANCE. Except as provided in Section 10.5 hereof, Landlord shall be responsible, at its sole cost and expense, for keeping the Premises in compliance with the American Disabilities Act. Title 24 of the California Code of Regulations, handicapped access laws, or other laws, ordinances, rules, regulations or governmental directives throughout the Term and any such costs shall not be passed through to, or be borne directly or indirectly by, Tenant.

      9.    INSURANCE; SUBROGATION; INDEMNITY.

            9.l   FIRE, PROPERTY AND CASUALTY INSURANCE. During the Term,
Tenant, at its sole cost and expense shall provide and keep in full force and effect fire and casualty insurance with full extended coverage providing protection against any peril included within the classification "All Risk Coverage," insuring the Building, the Premises and all equipment and improvements appurtenant thereto in an amount of not less than Two Million Dollars ($2,000,000.00). Such policy of insurance shall include broad form boiler and machinery coverage (including coverage for the heating, ventilation and air conditioning system in the Building) and sprinkler water damage coverage (including earthquake caused sprinkler water damage), vandalism and malicious mischief with respect to the Building and its improvements. Tenant shall furnish to Landlord a duplicate policy of the insurance in effect, together with evidence that the premiums thereon have been paid when the same become due and payable. Such policy of insurance may not cover damage caused by earth quake.

            9.2 LIABILITY INSURANCE. Tenant shall at all times during the Term and at its sole cost and expense procure and continue in force workers' compensation insurance containing a waiver of subrogation endorsement acceptable to Landlord, and Commercial General Liability insurance adequate to protect Tenant and Landlord against liability for injury to or death of any person or damage to property in connection with the use, operation or condition of the Premises. The limits of liability under the workers' compensation insurance policy shall be at least equal to the statutory requirements therefor. The Commercial General Liability insurance for injuries to persons and for damage to property at all times shall be in an amount of not less than Two Million Dollars ($2,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) general aggregate, Combined Single Limit, for injuries to non-employees and property damage.

            9.3 POLICY REQUIREMENTS. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California and reasonably acceptable to Landlord. Insurance companies rated A VII or better by Best's Insurance Reports shall be deemed acceptable. Each policy shall be written on an "occurrence" basis and shall have a deductible or deductibles that do not exceed amounts reasonably determined by Landlord in its reasonable discretion. Each policy other than the policy of worker's compensation insurance shall name Landlord as additional insureds, and copies of all policies and endorsements thereto together with certificates evidencing the existence and amounts of such insurance, shall be delivered to Landlord by Tenant (i) prior to Tenant's occupancy of any portion of the Premises, and (ii) at all time thereafter when and if there is any change whatsoever in each policy. No such policy shall be cancelable except after thirty (30) days written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of any such policy, furnish Landlord with renewals or "binders" thereof. Should Tenant at any time neglect or refuse to provide the insurance required by this Lease, or should such insurance be canceled, Landlord shall have the right, but not the duty, to procure the same and Tenant shall pay the cost thereof as Additional Rent promptly upon Landlord's demand.

      Tenant shall report to Landlord promptly and thereafter confirm in writing, the occurrence of any injury, loss or damage incurred by Tenant, or Tenant's receipt of notice or knowledge of any claim by a third party or any occurrence that might give rise to such claims. It shall be the responsibility of Tenant not to violate nor knowingly permit to be violated any condition of the policies required by this Lease.

            9.4 WAIVER OF SUBROGATION. Landlord and Tenant each hereby releases the other, and waives its entire right of recovery against the other for any direct or consequential loss or damage arising out of or incident to the perils covered by the property insurance policy or policies carried by the waiving party, whether or not such damage or loss may be attributable to the negligence of either party or their agents, invitees, contractors, or employees. Each insurance policy carried by either Landlord or Tenant in accordance with this Lease shall include a waiver of the insurer's rights of subrogation to the extent necessary.

            9.5 NO VIOLATIONS OF CONDITIONS OF POLICY. Tenant shall not violate or permit to be violated any of the conditions and provisions of any such policy of insurance covering the Premises.

            9.6 INDEMNITY BY TENANT. Subject to Section 9.4 hereof, Tenant shall indemnify, protect, defend and hold harmless Landlord and their respective officers, directors, partners, employees, agents, attorneys, and affiliates, including, without limitation, any corporations or any other entities controlling, controlled by, or under common control with, Landlord (collectively, the "LANDLORD INDEMNIFIED PARTIES") from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees and costs) arising from any inaccurate representation or warranty made by Tenant in this Lease or Tenant's failure to perform its obligations under this Lease. The indemnity set forth in this Section shall survive termination or expiration of this Lease and shall not be terminated nor waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant shall, upon request therefor, defend the Landlord Indemnified Parties in such proceeding at its sole cost and expense.

            9.7 INDEMNITY BY LANDLORD. Subject to Section 9.4 hereof, Landlord shall indemnify, protect, defend and hold harmless Tenant, its officers, directors, partners, employees, agents, attorneys, and any affiliate of Tenant, including, without limitation, any corporations or any other entities controlling, controlled by, or under common control with, Tenant (collectively, the "TENANT INDEMNIFIED PARTIES") from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees and costs) arising from any inaccurate representation or warranty made by Landlord in this Lease or Landlord's failure to perform its obligations under this Lease. The indemnity set forth in this Section shall survive termination or expiration of this Lease and shall not be terminated nor waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, Landlord shall, upon request therefor, defend the Tenant Indemnified Parties in such proceeding at its sole cost and expense.

      10. ALTERATIONS. Tenant may, at its sole cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively, "ALTERATIONS") subject to and upon the following terms and conditions:

            10.1 LANDLORD'S APPROVAL. Before proceeding with any Alterations to the Premises, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which cost less than Ten Thousand Dollars ($10,000.00), in the aggregate, in any one Lease Year, as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Lease are satisfied. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

            10.2 CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of this Lease.

            10.3 MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate. Upon completion of any Alterations. Tenant shall provide to Landlord, at no cost to Landlord, a complete set of "as built" drawings clearly delineating the Alterations.

            10.4 OWNERSHIP. (a) The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures, and all Alterations will be the property of Landlord and may not be removed by Tenant and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Section 10. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's reasonable costs of such removal and repair).

      (b) All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable or portable partitions and movable or portable equipment, such as telephones, copy machines, computer terminals, refrigerators and facsimile machines) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

            10.5 CAPITAL EXPENDITURES AND OTHER COMPLIANCE COSTS. Landlord's warranties provided in Section 4.3 and Landlord's obligations set forth in
Section 8.2 hereof do not apply to any Alterations made or to be made by Tenant and Tenant is solely responsible, at its sole cost and expense, for compliance with Applicable Requirements including, without limitation, compliance with the American Disabilities Act, Title 24 of the California Code of Regulations, other handicapped access laws, and all other laws, ordinances, rules, regulations and governmental directives arising out of, resulting from or relating to any Alterations to the Premises made or to be made by Tenant. Additionally, Tenant shall be solely and fully responsible for any Capital Expenditure to the Premises or the Property that arises out of, results from or relates to Alterations made or to be made to the Premises by Tenant.

      11.   DAMAGE AND DESTRUCTION.

            11.1 PARTIAL DESTRUCTION. If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding fifty percent (50.0%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance relating to the damage or destructions of the property of Tenant on the Premises which Tenant is required to deliver to Landlord pursuant to this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

            11.2 SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to
Section 11.1 above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Section 11.4 below; or (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

            11.3 NOTICE. Under any of the conditions of Sections 11.1 or 11.2 above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "NOTICE PERIOD").

            11.4 TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to 11.1 or 11.2(i) herein above, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred seventy
(270) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

            11.5 TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to the Premises, but excluding proceeds for Tenant's personal property such as furniture, trade fixtures, equipment, inventory and other personal property, whether or not this Lease is terminated as permitted in this Section 11.

            11.6 ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Section 11, Rent will be abated or reduced, as the case maybe, from the date of such casualty, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of Rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration unless such damage is caused by Landlord's gross negligence or willful misconduct.

            11.7 DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises occurs during the last six (6) months of the

Term of this Lease (unless Tenant has validly exercised its Option to extend the Term in accordance with Section 3.2 hereof) where Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Section 11.7, it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

            11.8 WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Section 11 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter enforce which provide remedies for damage or destruction of leased premises (including, without limitation, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

            11.9 TERMINATION. Upon any termination of this Lease under any of the provisions of this Section 11, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease, including without limitation, and except for the requirement of Landlord to return Tenant's Security Deposit.

      12.   CONDEMNATION.

            12.1 TOTAL TAKING. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

            12.2 PARTIAL TAKING - TENANT'S RIGHTS. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than thirty (30) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within sixty (60) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered unrentable by the Taking.

            12.3 PARTIAL TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease shall continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13(b) hereof. Tenant hereby waives any and all rights that it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

            12.4 AWARD. If any Taking occurs, Landlord shall receive the entire award or other compensation with respect to the Premises, the land on which the Building is situated, the Building, and all other improvements taken. Tenant may separately pursue a claim (to the extent such claim will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property that Tenant is entitled to remove under this Lease, and for moving costs and loss of business.

            12.4 RESTORATION. In the event of a partial taking that does not result in a cancellation and termination of this Lease, Landlord shall have no obligation nor responsibility to restore the remainder of the Building and improvements on the Premises to a complete, independent and self- contained architectural unit.

            12.5 NO COST TO LANDLORD. In no event shall Landlord be obligated nor liable to incur any cost or expense in connection with any condemnation or taking or restoration consequent thereto.

      13.   ASSIGNMENT AND SUBLETTING.

            13.1 RESTRICTION OF TRANSFER. Tenant shall not have the right to assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "TRANSFER"), without the prior written consent of Landlord.

            13.2 TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30)days prior to the date when Tenant desires the Transfer to be effective (the "TRANSFER DATE"), Tenant agrees to give Landlord a notice (the "TRANSFER NOTICE"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "TRANSFEREE"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require.

            13.3 LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of the Transfer Notice, and any additional information reasonably requested by Landlord concerning the proposed Transfer, Landlord will elect to do one of the following (i) consent to the proposed Transfer; or (ii) refuse such consent, on reasonable grounds. The failure of Landlord to refuse such consent within the fifteen (15) day period will constitute Landlord's acceptance and consent to the Transfer.

            13.4 ADDITIONAL CONDITIONS. A condition to any Landlord approval of a Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. Any such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of Rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as Sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

            13.5 EXCESS RENT. If Landlord consents to any Transfer of this Lease, Tenant agrees to pay to Landlord, as Additional Rent, one half (1/2) of rent payable to or for the benefit of Tenant in excess of the Basic Rent then fairly allocable to the portion of the Premises which is assigned or subleased based on square footage, as and when such sums are due and payable to Tenant.

            13.6 NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, that portion of all monies due Tenant by said Transferee that equal the Basic Rent then in effect under this Lease. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor.

            13.7 ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed Two Hundred Dollars ($200.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet.

      14.   SUBORDINATION, QUIET ENJOYMENT AND NON-DISTURBANCE

            14.1 SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Property, or any lessor of a ground or underlying lease with respect to the Building or the Property, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property; and(ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Property or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within thirty (30) days of receipt, Tenant will be in default hereunder.

            14.2 QUITE ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its employees or agents.

            14.3 NON DISTURBANCE. If any ground lease or underlying lease referred to in Section 14.1 above terminates for any reason or any mortgage or deed of trust referred to in Section 14.1 above is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. With respect to any security devices or instruments entered into by Landlord and any third party, Tenant's subordination of this Lease in Section 14.1 above, shall be subject to Tenant's receipt of a non disturbance agreement from such third party (i.e. lender) that Tenant's possession including the Options, will not be disturbed so long as Tenant is not default of this Lease. Landlord will obtain such non disturbance agreement from any such third party regarding any recent device or instrument entered into after the Effective Date and shall use its best efforts to obtain such non disturbance agreement regarding any security device or instrument entered into prior to the Effective Date and in effect on the Effective Date.

      15. LANDLORD NOT LIABLE FOR INJURY OR DAMAGE. Tenant is and shall be in exclusive control and possession of the Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Premises, nor for any injury or damage to any property of Tenant, or of any other person contained therein, other than for such injury or damage resulting from the gross negligence or wilful misconduct of Landlord, its employees, or agents. The provisions hereof permitting Landlord to enter and inspect the Premises are made for the purpose of enabling

Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Tenant shall fail to do.

      16. LANDLORD ACCESS TO PREMISES. Tenant shall permit Landlord or its agents to enter the Premises at all reasonable hours, upon reasonable notice, for the purpose of inspecting, or curing defaults of Tenant in accordance with the agreements, terms, covenants and conditions hereof and at any time in the event of an emergency regarding the Property or any portion thereof.

      17.   PARKING.

            (a) GRANT OF PARKING RIGHTS. So long as this Lease is in effect, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use __ unreserved and __ reserved spaces located within the parking area(s), which serve the Building. Subject to the terms and conditions of this Paragraph 17 and the Rules and Regulations regarding parking as may be adopted by Landlord from time to time. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking permits on a monthly basis ("TENANT'S AUTHORIZED USERS") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

            (b) VISITOR PARKING. So long as this Lease is in effect, Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor parking and which are located within the parking area(s) which serve the Building. Visitor parking will be made available at a charge to Tenant's visitors and guests, with the rate being established by Landlord in its discretion from time to time. Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Property.

            (c) USE OF PARKING PERMITS. Tenant will not use or allow any of Tenant's Authorized Users to use any parking permits or spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant will not be entitled to increase or reduce its parking privileges applicable to the Premises during the Term of the Lease except as allocated to it under the terms of the Lease, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of parking permits allocated to Tenant (with an appropriate increase to the additional rent payable by Tenant for such additional permits based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking permits allocated to Tenant (with an appropriate reduction in the additional rent payable by Tenant for such eliminated parking permits based on the then prevailing parking rates), or (c) disapprove such requested increase or decrease in the number of parking permits allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision including a statement of any adjustments to the additional rent payable by Tenant for parking under the Lease, if applicable.

            (d) GENERAL PROVISIONS: Except as otherwise expressly set forth in this Lease, Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the Lease. Landlord may assign any unreserved and unassigned parking permits and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to pay the rent for any particular parking permits or spaces or failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking permits for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Except in connection with an assignment or sublease expressly permitted under the terms of this Lease, Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

            (e) COOPERATION WITH TRAFFIC MITIGATION MEASURES: Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Property with existing or proposed traffic mitigation programs.

            (f) PARKING RULES AND REGULATIONS. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invites to comply with such rules and regulations as Landlord may from time to time adopt and/or modify for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

      18. WAIVER. The failure of Landlord to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

      19. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute a breach of this Lease by Tenant ("EVENT OF DEFAULT"):

            19.1 PAYMENT DEFAULT. The failure by Tenant to pay Rent or make any other payment required to be made by Tenant under this Lease as and when due where such failure continues for five (5) days after Landlord has delivered written notice thereof to Tenant that the same is due.

            19.2 ABANDONMENT. The abandonment of the Premises by Tenant or any substantial portion thereof or the failure by Tenant to take occupancy promptly following the Commencement Date and the failure to pay Rent when and as due.

            19.3 ESTOPPEL. The failure by Tenant to provide any estoppel certificate within the time period required under this Lease where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant;

            19.4 OTHER DEFAULTS. The failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; and

            19.5 INSOLVENCY. Any action taken by or against Tenant pursuant to any statute pertaining to bankruptcy or insolvency or the reorganization of Tenant (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days); the making by Tenant of any general assignment for the benefit of creditors; the appointment of a trustee or receiver to take possession of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety (90) days; or the attachment, execution, or other judicial seizure of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days.

      20. LANDLORD'S REMEDIES. If any Event of Default shall occur, then, in addition to any and all other rights and remedies available to Landlord hereunder or by law or equity, Landlord shall have the immediate right to take any of the following actions, each and all of which shall be cumulative and non-exclusive:

            20.1 TERMINATION. Terminate this Lease by giving written notice to Tenant of such election to terminate, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without prejudice to any other remedy that it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person(s) who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor by summary proceedings, unlawful detainer, or ejectment, and Landlord may recover from Tenant the following:

            (a) The worth at the time of award of any unpaid Rent that has been earned at the time of such termination; plus

            (b) The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of the Lease after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions, advertising expenses, attorneys' fees and costs incurred in connection with any aspect of Tenant's breach, including with respect to re-leasing the Premises or portions thereof, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

            (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      The term "RENT" as used in this Section and as defined in Section 5.1 hereof shall be deemed to be and to mean all amounts of every nature required to be paid by Tenant, pursuant to the terms of this Lease, whether to Landlord or to others. As used above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 5.4 of this Lease, but in no case greater than the maximum amount of interest permitted by law. As used in Section 20.1(c) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            20.2 ENFORCEMENT OF LEASE. If Landlord elects to terminate this Lease as a result of Tenant's default, then on the expiration of the time stated in Landlord's written notice to Tenant given pursuant to Section 20.1 hereof, this Lease and the Term hereof, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect as if the date fixed at such notice were the date herein specified for expiration of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord, and Landlord may enter into and repossess the Premises by summary proceedings, unlawful detainer, or ejectment, and remove all occupants thereof and, at Landlord's option, any property therein without being liable for any damages therefor.

            20.3 CONTINUATION OF LEASE AND RECOVERY OF RENT. If an Event of Default shall occur, then in addition to all other rights and remedies to which Landlord may be entitled under this Lease or pursuant to applicable law or equity, Landlord shall have the remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease as a result of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover from Tenant all Rent as it becomes due and payable.

            20.4 SUBLESSEES OF TENANT. Whether or not Landlord elects to terminate this Lease as a result of any default by Tenant, as set forth in this
Section 20, Landlord shall have the right to terminate any and all leases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole and absolute discretion, succeed to Tenant's interest in such Leases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such Leases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

            20.5 RE-ENTRY OF PREMISES. If an Event of Default shall occur, Landlord shall also have the right, without terminating this Lease, to re-enter the Premises and remove all persons and property therefrom by proper legal proceedings. All such property shall be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

            20.6 ABANDONMENT OF PREMISES. In the event of the abandonment of the Premises by Tenant, or in the event that Landlord elects to re-enter the Premises as provided in Section 20.5 above or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and if Landlord does not elect to terminate this Lease, then Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rent and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including, but not limited to, attorneys' fees and costs, leasing commissions, tenant improvement costs and rent concessions such as free rent); third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the remainder, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should the portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during that month by Tenant hereunder, then Tenant immediately shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

            20.7 RE-ENTRY NOT TERMINATION. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 20 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default of Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

            20.8 EFFORTS TO RELET. For the purposes of this Section 20, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to (i) relet the Premises, (ii) maintain or preserve the Premises, or (iii) appoint a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts that may be performed by Landlord without terminating Tenant's rights to possession of the Premises.

      21.   PAYMENT BY TENANT.

            21.1 PAYMENT BY TENANT. Upon the occurrence of any Event of Default, Tenant shall pay to Landlord all costs and expenses incurred by Landlord (including, but not limited to, court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing the property of Tenant or any other occupant of the Premises, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition to relet the Premises, (4) performing Tenant's obligations that Tenant failed to perform, and (5) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of California shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

            21.2  CUMULATIVE REMEDIES. Any and all remedies set forth in this
Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

      22. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver the Premises to Landlord with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises by Tenant during the Term, broom- clean, reasonable wear and tear excepted and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by

Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture of Tenant as Landlord may request. Tenant shall repair all damage caused by such removal. The provisions of this Section 22 shall survive termination of this Lease.

      23. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; provided, however, that Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non- payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

      24.   SURRENDER OF PREMISES AND REMOVAL OF PROPERTY; HOLDING OVER.

            24.1 SURRENDER OF PREMISES. Upon the expiration of the Term, or upon any earlier termination hereof, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the Premises existed on the Commencement Date, reasonable wear and tear excepted, and Tenant shall, remove or cause to be removed from the Premises, all debris and rubbish, all furniture, equipment, business and trade fixtures, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and Tenant shall repair promptly and at its sole cost and expense, all damage to the Property and the Building resulting from such removal.

            24.2 HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Rent equal to one hundred fifty percent (150%) of the daily Rent payable during the last month of the Term. The provisions of this Section 24.2 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, then, in addition to any other liabilities of Landlord accruing therefrom, Tenant shall indemnify, protect, defend and hold harmless the Landlord Indemnified Parties from and against any and all claims, suits, demands, liability, damages and expenses, including attorneys' fees and costs arising from or in connection with Tenant's failure to surrender the Premises.

      25. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, and subject to Landlord's giving of not less than forty-eight (48) hours Landlord shall have the following rights:

            25.1 INSPECTIONS. To make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, the Premises or any part of the Property; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building and/or the Premises; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building and the Premises;

            25.2 ENTER PREMISES. To enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders or tenants.

      26. LANDLORD'S RIGHT TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without abatement of Rent, except as otherwise provided herein. If Tenant shall fail to observe and perform any covenant, condition, provision or agreement contained in this Lease or shall fail to perform any other act required to be performed by Tenant, Landlord may, upon notice to Tenant, without obligation, and without waiving or releasing Tenant from any default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All amounts so paid by Landlord and all costs incurred by Landlord in making such payment or performing such obligation or enforcing this Lease, including reasonable attorneys' fees, together with interest thereon in a per annum amount equal to the Interest Rate (as defined in Section 4 hereof), but not in excess of the maximum rate permitted by law, shall be payable to Landlord on demand and Tenant covenants to pay any and all such amounts, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

      27.   HAZARDOUS WASTE.

            27.1 ENVIRONMENTAL LAW COMPLIANCE. During the Term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 27.3 hereof) applicable to the operation or use of the Premises and shall cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits.

            27.2 PROHIBITION. Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 27.3 hereof) on the Premises, the Building or the Property, or transport or permit the transportation of Hazardous Materials to or from the Premises, the Building and the Property except for limited quantities used or stored at the Premises and required in connection with the routine operation and maintenance of the Premises and/or the business of Tenant in accordance with the lawful use of the Premises in accordance with Section 2 hereof, then only in compliance with all applicable Environmental Laws and Environmental Permits.

            27.3 DEFINITIONS. As used herein, the following terms shall have the following meanings: "HAZARDOUS MATERIALS" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes, "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance, exposure to which is regulated by any governmental authority. "ENVIRONMENTAL LAW" or "LAWS" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.Sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C.Sections 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.Sections 1801 et seq.; the Clean Water Act, 33 U.S.C.Sections 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.Sections 2601 et seq.; the Clean Air Act, 42 U.S.C.Sections 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.Sections 300F et seq.; the Atomic Energy Act, 42 U.S.C.Sections 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.Sections 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C.Sections 651 et seq.; The Toxic Substances Control Act (15 USC Sections 2601-2692);The Asbestos Hazard Emergency Response Act (15 USC Sections 2641-2656); The California Hazardous Substances Account Act (Health & S C Sections 25300-25395.15); Proposition 65, the Safe Drinking Water and Toxic Enforcement Act of 1986 (California Health & Safety Code Sections 25249.5-25249.13); and California asbestos handling and notice requirements (California Health & Safety Code Sections 25910, 25915-25919.7). "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment. "ENVIRONMENTAL PERMITS" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

            27.4 INDEMNITY BY TENANT. Tenant shall indemnify, protect, defend and hold harmless the Landlord Indemnified Parties from and against any and all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys', experts' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of the Landlord Indemnified Parties directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of

Hazardous Materials at the Premises that is caused by Tenant or any of its agents or employees and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Premises during the Term (the "HAZARDOUS MATERIALS INDEMNIFIED MATTERS"). The provisions of this Section 27.4 shall survive the expiration or sooner termination of this Lease.

            27.5 INDEMNITY BY LANDLORD. Landlord shall indemnify, protect, defend and hold harmless the Tenant Indemnified Parties from and against any and all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys', experts' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of the Tenant Indemnified Parties directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials at the Premises that was on the Premises prior to the Commencement Date of the Term, (b) the actual or alleged presence of the Hazardous Materials at the Premises that was caused by Landlord or any of its agents, employees, former tenants or any third parties during the Term and (c) any Environmental Claim relating in any way to Landlord's or any former tenant of Landlord's operation or use of the Premises prior to the Term (the "HAZARDOUS MATERIALS INDEMNIFIED MATTERS"). The provisions of this Section 27.5 shall survive the expiration or sooner termination of this Lease.

      28. BROKERAGE. Landlord and Tenant each represent and warrant to the other that neither has had any contact or dealings with any person, broker or agent in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify, protect, defend and hold harmless the other party from and against all costs, expenses, attorneys' fees, and other liability with respect to any fee or brokerage commission

      29. ESTOPPEL CERTIFICATES. Tenant shall at any time and from time to time upon not less than thirty (30) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the Basic Rent, Additional Rent and other charges have been paid in advance, if any, stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and containing any other information and certifications which reasonably may be requested by Landlord or the holder of any deed of trust with respect to the Premises. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee of the Building or the Premises or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrancer upon the Building, the Premises or the Property. Failure of Tenant to timely execute and deliver such a statement delivered by Landlord for execution shall constitute acceptance and acknowledgment by Tenant that all information included in the statement is true and correct.

      30. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws,

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

regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 30 will not operate to excuse Tenant from prompt payment of Rent or any other payments required under the provisions of this Lease.

      31. SIGNS. Prior to the Commencement Date, Landlord will designate the location on the Premises for one Tenant identification sign. Tenant agrees to have Landlord install and maintain Tenant's identification sign in such designated location in accordance with this Paragraph 31 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Building or the Property and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior Common Areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed Additional Rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

      32.   MISCELLANEOUS.

            32.1 NOTICES. All notices, demands, consents, requests and other communications required or permitted to be given under this Lease shall be in writing and shall be deemed conclusively to have been duly given (a) on the day that it is hand delivered to the other party; (b) three (3) business days after such notice has been sent by United States mail via certified mail, return receipt requested, postage prepaid, and addressed to the other party as set forth below; or (c) the next business day after such notice has been deposited with a national overnight delivery service reasonably approved by the parties (Federal Express and United Parcel Service are deemed approved by the parties), postage prepaid, addressed to the party to whom notice is being sent as set forth below with next-business-day delivery guaranteed, provided that the sending

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

party receives a confirmation of delivery from the delivery service provider; or
(d) when received by the recipient party when sent by facsimile transmission at the address and number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly sent by United States certified mail, return receipt requested, postage prepaid, and such notice is actually delivered to the recipient party; or (ii) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method permitted under this Section. Any notice given by facsimile transmission shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a Saturday, Sunday or national holiday. Unless otherwise provided in writing, all notices hereunder shall be addressed as follows:

If to Landlord:                SAN MARCOS BUILDING, LLC
                               Discovery Bank, Member
                               338 Via Vera Cruz, Suite ___
                               San Marcos, California 92069
                               Attention: Lou Ellen Ficke,
                                     Chief Financial Officer

If to Tenant:                  DISCOVERY BANK
                               1145 San Marino Drive, Suite 346
                               San Marcos, CA 92069
                               Attention: James P. Kelly, II,
                                     President and Chief Executive Officer

      Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice.

            32.2 GOVERNING LAW. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. applicable to contracts made and to be performed therein.

            32.3 AMENDMENTS; AND BINDING EFFECT. No amendment, change, modification of supplement to this Lease shall be valid and binding on any of the parties hereto unless it is represented in writing and signed by each of the parties. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, no third party shall be deemed a third party beneficiary hereof.

            32.4 ENTIRE AGREEMENT. All exhibits or schedules attached hereto are hereby incorporated herein by this reference for all purposes. This Lease, including exhibits and schedules, together with any related documents referred to herein constitute the entire agreement

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

between or among the parties with respect to the subject matter hereof. This Lease supersedes and replaces any and all prior agreements, proposed agreements, negotiations and communications, oral or written, with respect to the specific subject matter contained herein, and contains the entire agreement between the parties as to the subject matter hereof and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety. Each party hereby acknowledges that no other party hereto, nor its agents or attorneys, have made any promises, representations or warranties whatsoever, expressed or implied, not contained herein, to induce such party to execute this Lease, and each party acknowledges that it has not executed this Lease in reliance on any such promise, representation or warranty not contained herein.

            32.5 ATTORNEYS' FEES. If any party to this Lease institutes any action, suit, counterclaim, appeal, arbitration or mediation for any relief against another party, declaratory or otherwise, including but not limited to, an action for unlawful detainer (collectively an "ACTION"), to enforce the terms hereof or to declare rights hereunder, then the prevailing party in such Action, whether by arbitration or final judgment, shall be entitled to have and recover of and from the other party all costs and expenses of the Action, including reasonable attorneys' fees and costs (at the prevailing party's attorneys' then-prevailing rates as increased from time to time by the giving of advanced written notice by such counsel to such party) incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling or award (collectively, a "DECISION") granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such Action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision. A court or arbitrator shall fix the amount of reasonable attorneys' fees and costs upon the request of either party. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys' fees and expert fees and costs (collectively "COSTS") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, in addition to Costs incurred in prosecution or defense of the underlying action, reasonable attorneys' fees, costs, expenses and expert fees and costs incurred in the following: (a) postjudgment motions and collection actions; (b) contempt proceedings; (c) garnishment, levy, debtor and third party examinations; (d) discovery; (e) bankruptcy litigation; and (f) appeals of any order or judgment. "PREVAILING PARTY" within the meaning of this section includes, without limitation, a party who agrees to dismiss an Action in consideration for the other party's payment of the amounts allegedly due or performance of the covenants allegedly breached, or obtains substantially the relief sought by such party.

            32.6 AUTHORITY OF SIGNATORIES TO LEASE. Each person executing this Lease represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Lease on behalf of the parties for which execution is made. Each party represents and warrants to the other that the execution of this Lease and the performance of such party's obligations hereunder have been duly authorized and that the Lease is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

            32.7 TIME OF THE ESSENCE. Time is of the essence with respect to all provisions

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

of this Lease in which a definite time for performance is specified; provided, however, that the foregoing shall not be construed to limit or deprive a party of the benefits of any grace or use period provided for in this Lease.

            32.8 FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver at their own cost and expense, any and all additional papers, documents, or instruments, and shall do any and all acts and things reasonably necessary or appropriate in connection with the performance of their respective obligations hereunder in order to carry out the intent and purposes of this Lease.

            32.9 SEVERABILITY. Any provision of this Lease that is deemed to be illegal, invalid or unenforceable by an arbitrator or court of competent jurisdiction shall be ineffective to the extent of the invalidity or unenforceability of such provision and shall be deemed stricken from this Lease. Any stricken provision shall not affect the legality, enforceability or validity of the remainder of this Lease. If any provision or part thereof of this Lease is stricken in accordance with the provisions of this Section, then the stricken provision shall be replaced, to the extent possible, with a legal, enforceable and valid provision that is as similar in tenor and intent to the stricken provision as is legally possible. Any such invalidity or unenforceability of any provision in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            32.10 CAPTIONS. All captions, titles or headings of the articles, sections, paragraphs or subparagraphs of this Lease are inserted solely as a matter of convenience of the parties hereto, and for reference, shall not be deemed to be a part of this Lease, and shall not define, limit, extend or describe the scope of this Lease nor be used or construed in the interpretation or determination of the validity of this Lease or any provision hereof.

            32.11 GENERAL DEFINITIONS. The following terms shall have the following meanings: "LAWS" means all federal, state, and local laws, rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "LAW" means any of the foregoing; "AFFILIATE" means any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, and invitees of the foregoing parties; and "INCLUDING" means including, without limitation;

            32.12 DISPUTES. The parties hereto agree that all disputes arising in connection with this Lease shall be subject to and may be heard and decided only by a state or federal court of competent jurisdiction located in the County of Los Angeles, State of California, shall have in personam jurisdiction and venue over each of them for the purpose of hearing and determining any dispute, controversy or proceeding arising out of this Lease. Each party waives its right to trial by jury.

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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Lease to be deemed effective as of the Effective Date specified on the first page of this Lease.

                                            LANDLORD:

                                            SAN MARCOS BUILDING, LLC

                                            By:  Discovery Bank
                                            Its: Member

                                            By:  /s/ Lou Ellen Ficke
                                                --------------------------------
                                                 Lou Ellen Ficke
                                            Its: Chief Financial Officer

                                            TENANT:

                                            DISCOVERY BANK

                                            By:  /s/ James P. Kelly, II
                                                --------------------------------
                                                 James P. Kelly, II,
                                            Its: President

                                       34